Supplemental Cash Flow Information	9 Months Ended
Sep. 30, 2018
Supplemental Cash Flow Elements [Abstract]
Supplemental Cash Flow Information
Supplemental Cash Flow Information

a)     The following is a tabular reconciliation of the Partnership's cash, cash equivalents and restricted cash balances for the periods presented in the Partnership's consolidated statements of cash flows:

	September 30, 2018	December 31, 2017	September 30, 2017	December 31, 2016
	$	$	$	$
Cash and cash equivalents	139,854	244,241	161,008	126,146
Restricted cash – current	36,429	22,326	21,386	10,145
Restricted cash – long-term	30,159	72,868	71,626	106,882
	206,442	339,435	254,020	243,173

The Partnership maintains restricted cash deposits relating to certain term loans, collateral for cross-currency swaps (see Note 11), project tenders and amounts received from charterers to be used only for dry-docking expenditures and emergency repairs, which cash totaled $66.6 million and $95.2 million as at September 30, 2018 and December 31, 2017, respectively.

b)    During the nine months ended September 30, 2017, the Partnership acquired a 100% ownership interest in Skaugen Gulf Petchem Carriers B.S.C.(c) (or the Skaugen LPG Joint Venture), which owned the LPG carrier Norgas Sonoma, from I.M. Skaugen SE (or Skaugen) (35%), The Oil & Gas Holding Company B.S.C.(c) (35%) and Suffun Bahrain W.L.L. (30%) for $13.2 million. The Partnership applied $4.6 million of the outstanding hire owed by Skaugen to the Partnership as a portion of the purchase price to acquire the Skaugen LPG Joint Venture, which was treated as a non-cash transaction in the Partnership’s consolidated statements of cash flows.